SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 1, 2002



                               Motient Corporation
 -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                 0-23044                     93-0976127
-------------------------    ---------------------     -------------------------
      (State or other            (Commission                 (IRS Employer
      jurisdiction of              File No.)               Identification No.)
incorporation or organization)



                            10802 Parkridge Boulevard
                           Reston, Virginia 20191-5416
                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (703) 758-6000





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Item 5.  Other Events.

     As previously reported, on January 10, 2002, Motient Corporation, a Delaware corporation ("Motient" or the "Registrant"), and Motient's subsidiaries, Motient Holdings Inc., Motient Services Inc., and Motient Communications Inc., filed voluntary petitions for relief under Chapter 11 of the Federal bankruptcy code in the United States Bankruptcy Court for the Eastern District of Virginia (the "Court"). The cases are being jointly administered under the case name "In Re Motient Corporation, et al.," Case No. 02-80125.

     On February 28, 2002, the Registrant filed with the Court an Amended Joint Plan of Reorganization (the "Plan") and a Disclosure Statement describing the Plan (together with the exhibits thereto, the "Disclosure Statement"). The Court approved the Disclosure Statement on March 1, 2002. The Registrant expects to commence mailing the Disclosure Statement, including the Plan as an exhibit thereto, to parties in interest on or about March 6, 2002. Copies of the Disclosure Statement and the Plan are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

     Statements in the Plan and the Disclosure Statement that are not historical facts constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Actual results of the Registrant may differ materially from those indicated in such statements due to a number of factors. Such factors include uncertainties associated with the restructuring process, which may include objections from creditors who have not agreed to vote in favor of the proposed plan of reorganization, unanticipated claims by other creditors, and disruptions to the Registrant's business relationships during the restructuring process. Other factors that could cause actual results of the Registrant to differ materially from those indicated in the forward-looking statements are described in the Disclosure Statement, the Registrant's annual report on Form 10-K for the year ended December 31, 2000, and the Registrant's other periodic filings and reports with the Securities and Exchange Commission. The Registrant undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

99.1           Disclosure   Statement   for  Debtors'   Amended  Joint  Plan  of
               Reorganization, dated February 27, 2002.

99.2 Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated February 27, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     MOTIENT CORPORATION



Date: March 4, 2002                         By:_______________________________
                                               David H. Engvall
                                               Vice President, General Counsel
                                                and Secretary







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                                  EXHIBIT INDEX


Exhibit No.         Description

99.1 Disclosure Statement for Debtors' Amended Joint Plan of Reorganization, dated February 27, 2002.

99.2 Debtors' Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated February 27, 2002.